Exhibit 99.2

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                                                                        TY
                                                                      LISTED
                                                                       NYSE
Tri-Continental Corporation
          an investment you can live with                      December 31, 2006

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FUND OBJECTIVE
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Tri-Continental Corporation invests to produce future growth of both capital and income, while providing reasonable current income.

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PORTFOLIO MANAGEMENT
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Portfolio Manager:
John B. Cunningham

Investment Team:
Seligman Core Investment Team

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SELIGMAN'S STYLE ANALYSIS
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                           MANAGEMENT STYLE
                       Value    Blend     Growth
                      ----------------------------
             Large                o
                      ----------------------------
MARKET CAP   Medium
                      ----------------------------
             Small

This style analysis is the opinion of Seligman only and has not been provided by any third party.

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TOP EQUITY HOLDINGS
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Represents 23.7% of net assets

Altria Group                                                                3.3%

General Electric                                                            3.3

Exxon Mobil                                                                 2.6

Wachovia                                                                    2.5

Capital One Financial                                                       2.2

Bank of America                                                             2.1

JPMorgan Chase                                                              2.1

Boeing                                                                      1.9

ConocoPhillips                                                              1.9

Microsoft                                                                   1.8

The Corporation is actively managed, and its holdings are subject to change. Portfolio holdings information is available at www.seligman.com.

For more information, please call 800-TRI-1092 (800-874-1092) or visit our website at www.tricontinental.com

The website reference contained herein is an inactive textual reference and information contained in or otherwise accessible through this website does not form a part of this fact sheet.

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PER SHARE CHARACTERISTICS
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Net Asset Value                                                     $  25.66

Market Price                                                        $  22.38

Premium/(Discount)                                                    (12.80)%

Accumulated Realized Capital Gain(1)                                $   0.13

Net Unrealized Capital Gain(2)                                      $   0.93*

(1) Amount shown is based on the Fund's accounting records and may not reflect certain tax adjustments. Represents accumulated net gains or losses on portfolio transactions through December 31, 2006.

(2) Amount shown is based on the Fund's accounting records and may not reflect certain tax adjustments. Represents net unrealized gains or losses as of December 31, 2006. Actual gains or losses that may be realized in the future may be different than this amount due to market fluctuation and the timing of any sales of portfolio securities.

*     $1.42 in Unrealized Gains and $(0.49) in Unrealized Losses.

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DISTRIBUTIONS
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Number of Consecutive Years Dividend Paid                                                   62

Yield of Portfolio                                                                        1.25%

SEC Yield                                                                                 1.11%

Rolling Average Distribution Rate (Includes Dividends and Capital Gains)   Five Year**    1.40%

                                                                            Ten Year**    7.60%

**    As of December 31, 2006.

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HOLDINGS BY SECTOR
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                               Tri-Continental Corporation+        S&P 500

Consumer Discretionary                     6.42%                    10.62%

Consumer Staples                           9.41                      9.25

Energy                                     9.99                      9.82

Financials                                17.93                     22.27

Health Care                               11.71                     12.03

Industrials                               11.58                     10.84

Information Technology                    19.84                     15.14

Materials                                  3.04                      2.96

Telecommunication Services                 2.81                      3.51

Utilities                                  0.63                      3.56

Short-Term                                 6.64                      0.00

+     Sectors are shown as a percent of the total portfolio holdings.

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INVESTMENT RESULTS
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Total returns for the periods ended December 31, 2006

                                                                       Average Annual
                                                  -------------------------------------------------------
                                   One Month++    One Year        Three Years     Five Years    Ten Years
Net Asset Value                        1.82%        17.38%           10.96%          4.83%        6.28%

Market Price                           1.95         22.10            12.41           5.02         6.88

Lipper Closed-End Core Funds Average   1.24         15.02            10.86           6.63         7.71

S&P 500                                1.40         15.79            10.44           6.19         8.42

++    Not annualized.

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IMPORTANT PERFORMANCE INFORMATION
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Performance data quoted herein represents past performance. Past performance does not guarantee or indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Total returns for the Fund as of the most recent month-end will be made available at www.tricontinental.com by the seventh business day following that month-end.

The Net Asset Value and Market Price investment results assume the reinvestment of all distributions. The Lipper Closed-End Core Funds Average and the S&P 500 are an unmanaged average and benchmark, respectively, that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The S&P 500 also excludes the effect of fees. Investors cannot invest in an average or index.

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             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
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                                                                        TY
                                                                      LISTED
                                                                       NYSE
Tri-Continental Corporation
          an investment you can live with                      December 31, 2006

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PORTFOLIO STATISTICS(1)
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Inception                                                                  1929

NYSE Symbol                                                                  TY

NAV Symbol                                                                XTYCX

Median Market Cap                                                  $ 50 billion

Weighted Average Price/Earnings
 Ratio (2005)(2)                                                          14.30

Weighted Average Price/Book
 Ratio (2005)(3)                                                            2.5x

Net Investment Assets                                              $2.7 billion

(1) Calculations are based upon information provided by FactSet as of 12/31/06 for the securities held in the Corporation.

(2) Price/Earnings Ratio is the "multiple" of earnings at which a stock sells, determined by dividing current stock price by estimated earnings per share, adjusted for stock splits. A higher "multiple" indicates investors have greater expectations for future growth. The weighted average is the mean of the price/earnings ratios of all securities held in Tri-Continental's portfolio, weighted by the percent of equity.

(3) Price/Book Ratio is the comparison of a stock's market value to the value of total assets less total liabilities (book value), determined by dividing current stock price by common stockholder equity per share, adjusted for stock splits. The weighted average is the mean of the price/book ratios of all securities held in Tri-Continental's portfolio, weighted by the percent of equity.

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FOR MORE INFORMATION
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This information is authorized for use only in the case of concurrent or prior delivery of the offering prospectus for Tri-Continental Corporation. You should consider the investment objectives, risks, charges, and expenses of Tri-Continental Corporation carefully before investing. The prospectus, which contains information about these factors and other important information, should be read carefully before investing.

For more information, please call 800-TRI-1092 (800-874-1092) or visit our website at www.tricontinental.com

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YEAR-BY-YEAR ANNUAL TOTAL RETURNS
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  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                    1996  1997  1998  1999   2000   2001    2002  2003   2004   2005   2006
Market Value        22.0  27.9  26.2  12.6  -11.6   -5.2   -28.2  25.2   13.0   3.0    22.1
Net Asset Value     21.4  26.6  25.8  10.7   -8.3  -10.2   -26.4  25.8   13.4   2.7    17.4

See Important Performance Information on page 1 of this fact sheet.

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GROWTH OF $10,000
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12/31/96 - 12/31/06 (Based on Market Price)

                          [MOUNTAIN LINE GRAPH OMITTED]


$19,459

Excludes the effect of any costs associated with the purchase of shares. See Important Performance Information on page 1 of this fact sheet.

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A WORD ABOUT RISK
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The net asset value of shares may not always correspond to the market price of such shares. Shares of many closed-end funds frequently trade at a discount from their net asset value. Tri-Continental Corporation is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

There is no guarantee that the Fund's investment goals/objective will be met, and you could lose money.

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             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
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CETRI8-1206                               DISTRIBUTED BY SELIGMAN ADVISORS, INC.
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